
                                            ALLIANCE FUNDING                                                           PAGE 1 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 1 (Sub-Pools 1 & 2)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 1 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                            Group 1           Sub-Pool 1         Sub-Pool 2
                                                         --------------     --------------     --------------
    COLLECTIONS
  1 Total Actual Principal Collections                       472,110.95          27,260.16         444,850.79
  2 Total Actual Interest Collections                        341,579.05          75,312.39         266,266.66
  3 Service Fees Previously Remitted                          59,237.42          12,370.93          46,866.49
  4 Additional Proceeds                                            0.00               0.00               0.00
                                                         --------------     --------------     --------------
  5 TOTAL COLLECTIONS:                                       754,452.58          90,201.62         664,250.96

  6 Pre-Funding Account Transfers                                  0.00               0.00               0.00
  7 Interest Coverage Account Transfer                       803,222.36         166,433.99         636,788.37
  8 Deferred Interest Coverage Account Transfer               94,083.38          28,616.50          65,466.88
                                                         --------------     --------------     --------------
  9 AGGREGATE AMOUNT RECEIVED:                             1,651,758.32         285,252.11       1,366,506.21

    MONTHLY ADVANCES
 10 Delinquent Interest Advance                              813,810.19         165,017.26         648,792.93
 11 Compensating Interest                                        911.55               0.00             911.55
 12 Amounts Held for Future Distributions                          0.00               0.00               0.00
 13 Cross Collateral Deposit                                       0.00               0.00               0.00
 14 Reserve Withdrawal per Sec. 6.14                               0.00               0.00               0.00
                                                         --------------     --------------     --------------
 15 AVAILABLE REMITTANCE AMOUNT:                           2,466,480.06         450,269.37       2,016,210.69

    FEES
 16 SERVICE FEES                                              17,639.48           4,534.66          13,104.82
 17 EXPENSE ACCOUNT DEPOSIT:                                   1,987.73             424.77           1,562.96
                                                         --------------     --------------     --------------
 18 ADJUSTED REMITTANCE AMOUNT:                            2,446,852.85         445,309.94       2,001,542.91

    REMAINING AMOUNT AVAILABLE:
 19           Adjusted Remittance Amount                   2,446,852.85
 20           Insured Payments due                                 0.00
 21           Monthly Insurance Premium @ 12 bp
                 the Ending Principal Balance                 23,852.79
 22           Cross Collateral Withdrawal                          0.00
 23           Class Remittance Amounts                     2,423,000.06
 24           Non-Recoverable Advances not
                 Previously Reimbursed                             0.00
                                                         --------------
 25 Total Remaining Amount Available:                              0.00
                                                         ==============

    REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 26      Servicing Fee                                             0.00               0.00               0.00
 27      Monthly Advances and Servicer Advances                    0.00               0.00               0.00
 28      Preference Amount per Sec. 6.06(b)                        0.00               0.00               0.00
 29      Servicing compensation per Sec. 7.03                      0.00               0.00               0.00
 30      REO Mgmt. & Dispositions per Sec 5.10                     0.00               0.00               0.00
 31      Trustee Advances per Sec 11.01                            0.00               0.00               0.00

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING                                                          PAGE 2 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 1 (Sub-Pools 1 & 2)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 1 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                            Group 1            Class 1A-1        Class 1A-2           Class R
                                                         --------------     --------------     --------------      --------------
 32 Loans Outstanding - BOM                                       2,328                456              1,872
 33 Original Loan Balance                                146,225,367.34      31,005,113.86     115,220,253.48
 34 Pre-Funding Account Balance                           95,188,774.10      20,510,037.66      74,678,736.44
 35 Initial Overcollateralization                          2,414,141.44         515,151.52       1,898,989.92
 36 Realized Losses, LTD                                           0.00               0.00               0.00
 37 Carryforward Amount                                            0.00               0.00               0.00
                                                         --------------     --------------     --------------
 38 Total Class Principal Balance                        239,000,000.00      51,000,000.00     188,000,000.00
 39      Pool Factor per Loan Balance                       61.1821621%        12.9728510%        48.2093111%
 40      Pool Factor per Class Balance                     100.0000000%        21.3389121%        78.6610879%
 41 Excess Spread                                                 0.00                                                       0.00
 42      Principal Collection Factor                       100.0000000%         5.7741003%        94.2258997%
 43 Additional Principal due                                694,999.11          40,129.95         654,869.16
 44 Cross Collateral Withdrawal                                   0.00                                                       0.00
 45 Cross Collateral Deposit                                      0.00               0.00               0.00
 46 Interest Remittance @ Pass-Through Rate               1,255,890.00         267,636.67         988,253.33

    PRINCIPAL ADDITIONS:
 47           Number                                                513               195                318
 48           Loan transfers from Pre-Funding             31,812,672.74     12,970,637.34      18,842,035.40

    PRINCIPAL REDUCTIONS:
 49           Prepayments - Number                                    5                  0                  5
 50           Prepayments - Dollar                           338,265.68               0.00         338,265.68
 51           Delinquent Loans Repurchased - Number                   0                  0                  0
 52           Delinquent Loans Repurchased - Dollar                0.00               0.00               0.00
 53           Net Liquidation Proceeds                             0.00               0.00               0.00
 54           Curtailments                                         0.00               0.00               0.00
 55           Normal and Excess Payments                     133,845.27          27,260.16         106,585.11
                                                         --------------     --------------     --------------
 56 Principal Remittance                                     472,110.95          27,260.16         444,850.79
                                                         --------------     --------------     --------------
 57 Total Principal Remittance                               472,110.95          27,260.16         444,850.79
 58 Additional Principal Reduction                           694,999.11          40,129.95         654,869.16
                                                         --------------     --------------     --------------
 59 TOTAL REMITTANCE                                       2,423,000.06         335,026.78       2,087,973.28                 0.00
                                                         ==============     ==============     ==============      ===============
 60 Current Month Realized Loss - Number                              0                  0                  0                    0
 61 Current Month Realized Loss - Dollar                           0.00               0.00               0.00                 0.00

    CLASS PRINCIPAL BALANCE - EOM
 62 Loans Outstanding - EOM                                        2836                651               2185
 63 Closing Loan Balance                                 177,565,929.13      43,948,491.04     133,617,438.09
 64 Pre-Funding Account Balance                           63,376,101.36       7,539,400.32      55,836,701.04
 65 Additional Principal Reduction, LTD                    3,109,140.55         555,281.47       2,553,859.08
 66 Realized Losses, LTD                                           0.00               0.00               0.00
                                                         --------------     --------------     --------------
 67 Total Class Principal Balance                        237,832,889.94      50,932,609.89     186,900,280.05
 68      Pool Factor per Loan Balance                        74.2953679%        18.3884900%        55.9068779%
 69      Pool Factor per Class Balance                      387.7818528%        21.3107154%        366.4711374%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            ALLIANCE FUNDING                                                        PAGE 3 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 1 (Sub-Pools 1 & 2)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 1 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
 70 Weighted Note Rate - THIS Remittance                       10.47553%          10.39514%           10.49734%
 71 Weighted Note Rate - NEXT Remittance                       10.47553%          10.39514%           10.49734%

 72 Weighted Average Remaining Term                              241.89             266.53             233.78

 73 Accrual  Period for Libor Rate                         24-Sep-98 thru      25-Oct-98
 74 Days in Related Period                                            32

 75 Pass-Through Rate                                                              5.90375%           5.91375%

                                                            Group 1            Subpool 1          Subpool 2
                                                         --------------     --------------     --------------
 76 Original Pool - Principal Balance                    146,225,367.34      31,005,113.86     115,220,253.48
 77 Original Pool - Pre-Funding Account                   95,188,774.10      20,510,037.66      74,678,736.44
 78 Original Pool - Initial Overcollateralization          2,414,141.44         515,151.52       1,898,989.92
                                                         --------------     --------------     --------------
 79 Original Pool Total                                  239,000,000.00      51,000,000.00     188,000,000.00

 80 Original Pool - Number of Loans                            0                   0                 0


    CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------       Beg. of Month      Current Month       End of Month
                                                         --------------     --------------     --------------
 81 Initial Overcollateralization                            515,151.52          40,129.95         555,281.47
 82 Less:  Realized Losses, LTD                                    0.00               0.00               0.00
 83 Cross Coallateralzation Deposit, LTD                           0.00               0.00               0.00
                                                         --------------     --------------     --------------
 84 Overcollateralization of Principal                       515,151.52          40,129.95         555,281.47
                                                         ==============     ==============     ==============
 85 Base Overcollateralization Required*                                                         3,013,636.36
 86 Required Overcollateralization Amount                                                        3,013,636.36


    CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------       Beg.of Month      Current Month       End of Month
                                                         --------------     --------------     --------------
 87 Initial Overcollateralization                          1,898,989.92         654,869.16       2,553,859.08
 88 Less:  Realized Losses, LTD                                    0.00               0.00               0.00
 89 Cross Coallateralzation Deposit, LTD                           0.00               0.00               0.00
                                                         --------------     --------------     --------------
 90 Overcollateralization of Principal                     1,898,989.92         654,869.16       2,553,859.08
                                                         ==============     ==============     ==============

 90 Base Overcollateralization Required*                                                        11,109,090.91
 91 Required Overcollateralization Amount                                                       11,109,090.91


    CURRENT MONTH SUBORDINATED AMOUNT                     Beg. of Month     Current Month       End of Month
    ---------------------------------                    --------------     --------------     --------------
 92 Original Group 1 Subordinated Amount                  28,728,282.83          N/A            28,728,282.83
 93 Less: Group 1 Cumulative Realized Losses                       0.00               0.00               0.00
 94 Plus: Group 1 Cumulative Additional Proceeds                   0.00               0.00               0.00
                                                         --------------     --------------     --------------
 95 Current Group 1 Subordinated Amount                   28,728,282.83               0.00      28,728,282.83
                                                         ==============     ==============     ==============

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING                                                        PAGE 4 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 1 (Sub-Pools 1 & 2)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 1 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
    NONRECOVERABLE ADVANCE RECONCILIATION                    Group 1
    -------------------------------------                -------------------
 96 Beginning of Month                                             0.00
 97 Current Month Unpaid Nonrecoverable Advance                    0.00
 98 Less: Current Month Reimbursement                              0.00
 99 End of Month                                                   0.00





    CLASS FACTORS                                            Group 1          Class 1A-1         Class 1A-2
                                                         --------------     --------------     --------------
100 Total Class Principal - Original Pool                239,000,000.00      51,000,000.00     188,000,000.00
101 Interest Remittance Amount                             1,255,890.00         267,636.67         988,253.33
102 Interest Rate Factor / 1000                                5.254770           5.247778           5.256667

103 Total Principal Collections                              472,110.95          27,260.16         444,850.79
104 Prefunding Account Excess                                      0.00               0.00               0.00
                                                         --------------     --------------     --------------
105 Additional Principal Reduction                           694,999.11          40,129.95         654,869.16
106 Principal Remittance Amount                            1,167,110.06          67,390.11       1,099,719.95
107 Principal Payment Factor/1000                              4.883306           1.321375           5.849574
108 Current Month Ending Principal Factor                    995.116694         998.678625         994.150426

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING                                                           PAGE 1 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 2 (Sub-Pools 3 & 4)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 2 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                               Group 2          Sub-Pool 3       Sub-Pool 4
                                                           --------------     -------------    --------------
    COLLECTIONS
    -----------
  1 Total Actual Principal Collections                         579,724.02        291,027.10        288,696.92
  2 Total Actual Interest Collections                          259,270.25        111,172.48        148,097.77
  3 Service Fees Previously Remitted                            51,274.66         19,694.57         31,580.09
  4 Additional Proceeds                                              0.00              0.00              0.00
                                                           --------------     -------------    --------------
  5 Total Collections:                                         787,719.61        382,505.01        405,214.60

  6 Pre-Funding Account Transfers                                    0.00              0.00              0.00
  7 Interest Coverage Account Transfer                         692,740.82        262,080.50        430,660.32
  8 Deferred Interest Coverage Account Transfer                 34,367.59         10,339.02         24,028.57
                                                           --------------     -------------    --------------
  9 Aggregate Amount Received:                               1,514,828.02        654,924.53        859,903.49

    MONTHLY ADVANCES
    ----------------
 10 Delinquent Interest Advance                                764,065.75        262,764.86        501,300.89
 11 Compensating Interest                                          758.79            616.35            142.44
 12 Amounts Held for Future Distributions                            0.00              0.00              0.00
 13 Cross Collateral Deposit                                         0.00              0.00              0.00
 14 Reserve Withdrawal per Sec. 6.14                                 0.00              0.00              0.00
                                                           --------------     -------------    --------------
 15 Available Remittance Amount:                             2,279,652.56        918,305.74      1,361,346.82

    FEES
    ----
 16 Service Fees                                                12,187.85          5,054.16          7,133.69
 17 Expense Account Deposit:                                     1,753.50            647.57          1,105.93
                                                           --------------     -------------    --------------
 18 Adjusted Remittance Amount:                              2,265,711.21        912,604.01      1,353,107.20


    REMAINING AMOUNT AVAILABLE:
 19           Adjusted Remittance Amount                     2,265,711.21
 20           Insured Payments due                                   0.00
 21           Monthly Insurance Premium @ 12 bp
                 the Ending Principal Balance                   21,042.03
 22           Cross Collateral Withdrawal                            0.00
 23           Class Remittance Amounts                       2,244,669.18
 24           Non-Recoverable Advances not
                 Previously Reimbursed                               0.00
                                                           --------------
 25 Total Remaining Amount Available:                                0.00
                                                           ==============

    REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 26      Servicing Fee                                               0.00              0.00              0.00
 27      Monthly Advances and Servicer Advances                      0.00              0.00              0.00
 28      Preference Amount per Sec. 6.06(b)                          0.00              0.00              0.00
 29      Servicing compensation per Sec. 7.03                        0.00              0.00              0.00
 30      REO Mgmt. & Dispositions per Sec 5.10                       0.00              0.00              0.00
 31      Trustee Advances per Sec 11.01                              0.00              0.00              0.00

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING                                                           PAGE 2 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 2 (Sub-Pools 3 & 4)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 2 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                             Group 2          Class 2A-1       Class 2A-2           Class R
                                                           --------------    --------------    --------------    --------------
 32 Loans Outstanding - BOM                                         1,187               488               699
 33 Original Loan Balance                                  130,129,333.25     47,000,249.24     83,129,084.01
 34 Pre-Funding Account Balance                             84,083,864.70     32,187,568.00     51,896,296.70
 35 Initial Overcollateralization                            3,213,197.95      1,187,817.24      2,025,380.71
 36 Realized Losses, LTD                                             0.00              0.00              0.00
 37 Carryforward Amount                                              0.00              0.00              0.00
                                                           --------------    --------------    --------------
 38 Total Class Principal Balance                          211,000,000.00     78,000,000.00    133,000,000.00
 39      Pool Factor per Loan Balance                          61.6726698%       22.2749996%       39.3976701%
 40      Pool Factor per Class Balance                        100.0000000%       36.9668246%       63.0331754%
 41 Excess Spread                                                    0.00                                            0.00
 42      Principal Collection Factor                          100.0000000%       50.2009732%       49.7990268%
 43 Additional Principal due                                   567,735.16        285,008.58        282,726.58
 44 Cross Collateral Withdrawal                                      0.00                                            0.00
 45 Cross Collateral Deposit                                         0.00              0.00              0.00
 46 Interest Remittance @ Pass-Through Rate                  1,097,210.00        405,166.67        692,043.33

    Principal Additions:
 47           Number                                                  146               102                44
 48           Loan transfers from Pre-Funding                18,044,826.23     9,710,950.97      8,333,875.26

    Principal Reductions:
 49           Prepayments - Number                                      5                 3                 2
 50           Prepayments - Dollar                             534,207.10        273,318.63        260,888.47
 51           Delinquent Loans Repurchased - Number                     0                 0                 0
 52           Delinquent Loans Repurchased - Dollar                  0.00              0.00              0.00
 53           Net Liquidation Proceeds                               0.00              0.00              0.00
 54           Curtailments                                           0.00              0.00              0.00
 55           Normal and Excess Payments                        45,516.92         17,708.47         27,808.45
                                                           --------------    --------------    --------------
 56 Principal Remittance                                       579,724.02        291,027.10        288,696.92
                                                           --------------    --------------    --------------
 57 Total Principal Remittance                                 579,724.02        291,027.10        288,696.92
 58 Additional Principal Reduction                             567,735.16        285,008.58        282,726.58
                                                           --------------    --------------    --------------
 59 Total Remittance                                         2,244,669.18        981,202.35      1,263,466.83              0.00
                                                           ==============    ==============    ==============    ==============
 60 Current Month Realized Loss - Number                                0                 0                 0                 0
 61 Current Month Realized Loss - Dollar                             0.00              0.00              0.00              0.00

    Class Principal Balance - EOM
 62 Loans Outstanding - EOM                                          1328               587               741
 63 Closing Loan Balance                                   147,594,435.46     56,420,173.11     91,174,262.35
 64 Pre-Funding Account Balance                             66,039,038.47     22,476,617.03     43,562,421.44
 65 Additional Principal Reduction, LTD                      3,780,933.11      1,472,825.82      2,308,107.29
 66 Realized Losses, LTD                                             0.00              0.00              0.00
                                                           --------------    --------------    --------------
 67 Total Class Principal Balance                          209,852,540.82     77,423,964.32    132,428,576.50
 68      Pool Factor per Loan Balance                          69.9499694%       26.7394185%       43.2105509%
 69      Pool Factor per Class Balance                        206.4740482%       36.6938220%      169.7802263%

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            ALLIANCE FUNDING                                                           PAGE 3 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 2 (Sub-Pools 3 & 4)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 2 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------

 70 Weighted Note Rate - THIS Remittance                    10.10369 %        10.07465 %       10.12072 %
 71 Weighted Note Rate - NEXT Remittance                    10.10369 %        10.07465 %       10.12072 %

 72 Weighted Average Remaining Term                          356.28            357.95           355.24

 73 Accrual  Period for Libor Rate                          24-Sep-98  thru    25-Oct-98
 74 Days in Related Period                                              32

 75 Pass-Through Rate                                                          5.84375%         5.85375%

                                                               Group 2          SUBPOOL 3         SUBPOOL 4
                                                           --------------    --------------    --------------
 76 Original Pool - Principal Balance                      130,129,333.25     47,000,249.24     83,129,084.01
 77 Original Pool - Pre-Funding Account                     84,083,864.70     32,187,568.00     51,896,296.70
 78 Original Pool - Initial Overcollateralization            3,213,197.95      1,187,817.24      2,025,380.71
                                                           --------------    --------------    --------------
 79 Original Pool Total                                    211,000,000.00     78,000,000.00    133,000,000.00

 80 Original Pool - Number of Loans                           1,187              488              699


    CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------
                                                            Beg. of Month     Current Month     End of Month
                                                           --------------    --------------    --------------
 81 Initial Overcollateralization                            1,187,817.24        285,008.58      1,472,825.82
 82 Less:  Realized Losses, LTD                                      0.00              0.00              0.00
 83 Cross Coallateralzation Deposit, LTD                             0.00              0.00              0.00
                                                           --------------    --------------    --------------
 84 Overcollateralization of Principal                       1,187,817.24        285,008.58      1,472,825.82
                                                           ==============    ==============    ==============
 85 Base Overcollateralization Required                                                          4,157,360.41
 86 Required Overcollateralization Amount                                                        4,157,360.41


    CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
    -----------------------------------------------
                                                            Beg. of Month     Current Month     End of Month
                                                           --------------    --------------    --------------
 87 Initial Overcollateralization                            2,025,380.71        282,726.58      2,308,107.29
 88 Less:  Realized Losses, LTD                                      0.00              0.00              0.00
 89 Cross Coallateralzation Deposit, LTD                             0.00              0.00              0.00
                                                           --------------    --------------    --------------
 90 Overcollateralization of Principal                       2,025,380.71        282,726.58      2,308,107.29
                                                           ==============    ==============    ==============
 90 Base Overcollateralization Required                                                          7,088,832.49
 91 Required Overcollateralization Amount                                                        7,088,832.49


    CURRENT MONTH SUBORDINATED AMOUNT                       Beg. of Month     Current Month     End of Month
    ---------------------------------                      --------------    --------------    --------------
 92 Original Group 2 Subordinated Amount                    32,812,942.37        N/A            32,812,942.37
 93 Less: Group 2 Cumulative Realized Losses                         0.00              0.00              0.00
 94 Plus: Group 2 Cumulative Additional Proceeds                     0.00              0.00              0.00
                                                           --------------    --------------    --------------
 95 Current Group 2 Subordinated Amount                     32,812,942.37              0.00     32,812,942.37
                                                           ==============    ==============    ==============
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING                                                           PAGE 4 of 4
                                by SUPERIOR BANK FSB - SERVICING DIVISION
                                           Designated Servicer
                                         SERVICER'S CERTIFICATE
                                    1998-3 Group 2 (Sub-Pools 3 & 4)
             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1998
                      Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-3 Group 2 for October 26, 1998, the Remittance date.

                                    Due period ended: October 1, 1998
---------------------------------------------------------------------------------------------------------------------------------
    NONRECOVERABLE ADVANCE RECONCILIATION                    Group 2
    -------------------------------------                  --------------

 96 Beginning of Month                                               0.00
 97 Current Month Unpaid Nonrecoverable Advance                      0.00
 98 Less: Current Month Reimbursement                                0.00
 99 End of Month                                                     0.00





    CLASS FACTORS                                             Group 2          Class 2A-1        Class 2A-2
                                                           --------------    --------------    --------------
100 Total Class Principal - Original Pool                  211,000,000.00     78,000,000.00    133,000,000.00
101 Interest Remittance Amount                               1,097,210.00        405,166.67        692,043.33
102 Interest Rate Factor / 1000                                  5.200047          5.194444          5.203333

103 Total Principal Collections                                579,724.02        291,027.10        288,696.92
104 Prefunding Account Excess                                        0.00              0.00              0.00
105 Additional Principal Reduction                             567,735.16        285,008.58        282,726.58
                                                           --------------    --------------    --------------
106 Principal Remittance Amount                              1,147,459.18        576,035.68        571,423.50
107 Principal Payment Factor/1000                                5.438195          7.385073          4.296417
108 Current Month Ending Principal Factor                      994.561805        992.614927        995.703583

---------------------------------------------------------------------------------------------------------------------------------